UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    August 11, 2005

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QUIPP, INC.

(Exact Name of Registrant as Specified in Charter)

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Florida	0-14870	59-2306191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 NW 157th Street, Miami, Florida 33014

(Address of Principal Executive Offices) (Zip Code)

(305) 623-8700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Information

On July 25, 2005, Quipp, Inc. (“Quipp”) received a letter from JDL Partners, L.P. (“JDL”), in which, among other things, JDL set forth its willingness to immediately enter into negotiations to acquire Quipp for $14 per share in cash. On August 11, 2005, Quipp responded to JDL’s July 25 letter. A copy of Quipp’s letter is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

The following exhibit is furnished with this report.

Exhibit No.	Description
99.1	Letter from Quipp to JDL Partners L.P., dated August 11, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIPP, INC.
(Registrant)
By:	/s/ MICHAEL S. KADY
Michael S. Kady
President and Chief Executive Officer

Dated:  August 11, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Quipp to JDL Partners L.P., dated August 11, 2005